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                                                                EXHIBIT 10.17

                              EMPLOYMENT CONTRACT
                                GEORGE C. EVANS

                                   AMENDMENT


This memorandum references the employment contract between Search Capital Group, Inc. and George C. Evans dated January 20, 1995 and hereby incorporates the following changes/additions:

Term of Contract:

The original three-year contract that was to run three years beginning January 20, 1995 through January 20, 1998 is hereby extended to run through January 20, 1999 and have a term of three years from January 20, 1996.

Current Salary:

$300,000 per year less appropriate deductions, (i.e., signing bonus) through 1998.

Non-Compete:

Should George C. Evans leave the employment of Search, and compete against Search within the sub-prime automobile industry (Search Capital Group, Inc.'s core business), all salaries, benefits and stock/warrants not fully vested shall cease, provided that no mutually agreed upon agreement between Search Capital Group, Inc. and George C. Evans overrides these conditions.


Dated this 20th day of March, 1996.

Executed By:                           Executive Committee:


/s/ GEORGE C. EVANS                    Abstaining
-------------------------              ----------
George C. Evans                        George C. Evans, Chairman


                                       /s/ JAMES F. LEARY
                                       ----------------------------------
                                       James F. Leary



                                       /s/ RICHARD F. BONINI
                                       --------------------------
                                       Richard F. Bonini